THE LAZARD FUNDS, INC.

Lazard Emerging Markets Multi-Asset Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of The Lazard Funds, Inc. has approved the liquidation of Lazard Emerging Markets Multi-Asset Portfolio.

Effective immediately, no further investments will be accepted into the Portfolio, and the Investment Manager will begin liquidation of the Portfolio's investments.  Promptly upon completion of liquidation of the Portfolio's investments, the Portfolio will redeem all its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value ("NAV") of each shareholder's Portfolio investment.  It is anticipated that the Portfolio's assets will be distributed to shareholders on or about December 28, 2018.

Depending on the arrangements of any broker or other financial intermediary associated with a shareholder's account through which shares of the Portfolio are held, shares of the Portfolio may be exchanged for shares of the same Class of another Portfolio in an identically registered account at the next determined NAV of each Portfolio following placement of the exchange order.  Please see the section of the Prospectus entitled "Shareholder Guide—Selling Shares—Exchange Privilege" for more information.

Dated:  December 17, 2018